                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                         July 21, 1998 (July 7, 1998)



                   Amtech Corporation d/b/a AMTC Corporation
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)


     Texas                      0-17995                       75-2216818
     -----                      -------                       ----------
(State or other        (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION
 Jurisdiction of                                                 NO.)
 Incorporation)



                             19111 Dallas Parkway
                      Suite 300, Dallas, Texas 75287-3106
                      -----------------------------------
             (Address of principal executive offices)  (Zip code)



               Company's telephone number, including area code:
                                (972) 733-6600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 7, 1998, Amtech Corporation d/b/a AMTC Corporation (the "Company"), a leading provider of electronic access control and security management systems, services and products, completed the sale (the "Sale") of its Cotag International ("Cotag") unit, a manufacturer of electronic cards and readers for the access control and security management market, to Metric Gruppen AB ("Metric") of Solna, Sweden. The Sale consisted of the sale of all of the assets and ordinary course of business liabilities of its Cotag unit, which operated within Amtech Europe Limited, the Company's wholly-owned U.K.
subsidiary.   The value of the transaction is between (pounds)2.5 million and an estimated (pounds)3.4 million, payable according to the  following:

 .  approximately (pounds)1.6 million payable at the closing of the Sale.

 .  (pounds)250,000 payable in December 1998.

 .  (pounds)700,000 payable in January 1999 (subject to offset in the event
   Metric suffers losses as a result of any inaccuracy in the representations and warranties of Amtech Europe Limited in the Sale agreement).

 . up to an additional (pounds)250,000, payable in January 1999, if the revenues of the Cotag unit for 1998 achieve (pounds)8,850,000, and a pro-rata amount if the revenues exceed (pounds)7,589,000, but do not achieve
   (pounds)8,850,000. No amounts will be paid if the revenues do not achieve (pounds)7,589,000.

 . up to an additional (pounds)350,000, payable in January 2000, if the revenues of the Cotag unit for 1999 achieve (pounds)9,350,000 (and a pro-rata amount, measured between (pounds)100,000 and (pounds)350,000) if the revenues exceed (pounds)8,000,000 but do not achieve (pounds)9,350,000. No amounts will be paid if the revenues do not achieve (pounds)8,000,000.

 . an amount equal to 10% of the revenues attributable to the Cotag unit's sales in each of 1998 and 1999 to the Company's Cardkey unit, payable in January 1999 and January 2000, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro Forma Financial Information

   Pro forma condensed consolidated balance sheet as of March 31, 1998 (unaudited)

   Pro forma condensed consolidated statement of operations for the year ended December 31, 1997 (unaudited)

   Pro forma condensed consolidated statement of operations for the three months ended March 31, 1998 (unaudited)

   Notes to pro forma condensed financial statements

   The pro forma condensed consolidated balance sheet at March 31, 1998 reflects the financial position of the Company after giving effect to the disposition of the assets discussed in Item 2 and assumes the disposition took place on March 31, 1998. The pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 assume that the disposition occurred on January 1, 1997. The pro forma condensed consolidated financial statements also give effect to the disposition of the assets of the Company's Transportation System Group as previously reported on Form 8-K dated June 19, 1998.

   The following pro forma data are not necessarily indicative of the results of operations which would have been reported had the disposition taken place during those periods or which may be reported in the future. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's latest annual report on Form 10-K and quarterly report on Form 10-Q.

                    Amtech Corporation d/b/a AMTC Corporation
                 Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 1998
                                   (Unaudited)



                                                     Pro Forma Adjustments
                                                   -------------------------
                                                   Transpor-
                                                    tation
                                                    Systems       Cotag
                                      Historical   Group (1)   International     Pro Forma
                                      ----------   ----------  -------------     ---------
                                                         (In thousands)
ASSETS
Cash and cash equivalents              $ 17,482    $ 18,459    $  2,691 (2)      $ 38,632
Accounts receivable, net                 30,901     (15,570)       (663)(2)(3)     14,668
Inventories                              13,196      (7,504)     (1,158)(3)         4,534
Prepaid expenses                          1,006        (221)       (169)(3)           616
                                       --------    --------    --------          --------

Total current assets                     62,585      (4,836)        701            58,450

Property and equipment, net              12,563      (8,143)     (1,887)(3)         2,533
Intangible assets, net                    6,550          --      (2,893)(3)         3,657
Other assets                              5,777      (4,665)         --             1,112
                                       --------    --------    --------          --------

                                       $ 87,475    $(17,644)   $ (4,079)         $ 65,752
                                       ========    ========    ========          ========


LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                       $  7,220    $ (3,165)   $ (1,195)(3)      $  2,860
Accrued expenses                         14,034      (8,680)       (780)(3)         4,574
Deferred income                           1,888          --          --             1,888
                                       --------    --------    --------          --------

Total current liabilities                23,142     (11,845)     (1,975)            9,322


Preferred stock                              --          --          --                --
Common stock                                171          --          --               171
Additional paid-in capital               86,322          --          --            86,322
Treasury stock, at cost                    (393)    (10,921)         --           (11,314)
Accumulated deficit                     (21,767)      5,122      (2,104)(2)(3)    (18,749)
                                       --------    --------    --------          --------

Total stockholders' equity               64,333      (5,799)     (2,104)           56,430
                                       --------    --------    --------          --------

                                       $ 87,475    $(17,644)   $ (4,079)         $ 65,752
                                       ========    ========    ========          ========


See accompanying notes to Pro Forma Condensed Financial Statements.

                    Amtech Corporation d/b/a AMTC Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1997
                                   (Unaudited)


                                                                   Pro Forma Adjustments
                                                                 --------------------------
                                                                 Transpor-
                                                                  tation
                                                                 Systems         Cotag
                                                   Historical    Group (1)    International   Pro Forma
                                                   ----------    ----------   -------------   ---------
                                                                 (In thousands, except per
                                                                         share data)
Sales                                               $ 117,706    $ (50,745)   $ (10,319)(4)   $  56,642

Operating costs and expenses:
            Cost of sales                              80,557      (40,206)      (5,450)(4)      34,901
            Research and development                   11,332       (6,869)      (1,773)(4)       2,690
            Marketing, general and administrative      41,615      (12,539)      (3,571)(4)      25,505
                                                    ---------    ---------    ---------       ---------
                                                      133,504      (59,614)     (10,794)         63,096
                                                    ---------    ---------    ---------       ---------

Operating loss                                        (15,798)       8,869          475          (6,454)

Investment income                                       1,133         (498)         (12)(4)         623

Interest expense                                          (65)          --           --             (65)
                                                    ---------    ---------    ---------       ---------

Loss before income taxes                              (14,730)       8,371          463          (5,896)

Provision for income taxes                              2,887           17          (82)(4)       2,822
                                                    ---------    ---------    ---------       ---------

Net loss                                            $ (17,617)   $   8,354    $     545       $  (8,718)
                                                    =========    =========    =========       =========


Basic and diluted loss per share                    $   (1.17)                                $   (0.58)
                                                    =========                                 =========

Shares used in computing basic and
     diluted loss per share                            15,081                                    15,081
                                                    =========                                 =========


See accompanying notes to Pro Forma Condensed Financial Statements.

                    Amtech Corporation d/b/a AMTC Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)


                                                                    Pro Forma Adjustments
                                                                  -------------------------
                                                                  Transpor-
                                                                   tation
                                                                  Systems        Cotag
                                                      Historical  Group (1)   International  Pro Forma
                                                      ----------  ----------  -------------  ---------
                                                                 (In thousands, except per
                                                                        share data)
Sales                                                 $ 31,005    $(15,234)   $ (2,490)(5)   $ 13,281

Operating costs and expenses:
            Cost of sales                               18,171      (9,454)     (1,135)(5)      7,582
            Research and development                     2,250      (1,444)       (417)(5)        389
            Marketing, general and administrative       10,406      (3,082)       (873)(5)      6,451
                                                      --------    --------    --------       --------

                                                        30,827     (13,980)     (2,425)        14,422
                                                      --------    --------    --------       --------

Operating income (loss)                                    178      (1,254)        (65)        (1,141)

Investment income                                          262         (70)         --            192
                                                      --------    --------    --------       --------

Income (loss) before income taxes                          440      (1,324)        (65)          (949)

Provision for income taxes                                  81          (6)                        75
                                                      --------    --------    --------       --------

Net income (loss)                                     $    359    $ (1,318)   $    (65)      $ (1,024)
                                                      ========    ========    ========       ========


Basic and diluted earnings (loss) per share           $   0.02                               $  (0.06)
                                                      ========                               ========

Shares used in computing earnings (loss) per share:

            Basic                                       16,949                                 16,949
                                                      ========                               ========

            Diluted                                     16,951                                 16,951
                                                      ========                               ========


See accompanying notes to Pro Forma Condensed Financial Statements.

                  Amtech Corporation d/b/a/ AMTC Corporation
               Notes to Pro Forma Condensed Financial Statements


(1) To reflect the Company's sale of its Transportation Systems Group on June 11, 1998 to UNOVA, Inc., as previously reported on Form 8-K dated June 19, 1998.

(2) To reflect estimated proceeds, excluding any contingent payments, of $2,691,000 cash and $1,583,000 receivable, subject to certain post-closing adjustments, relative to the sale of the net assets of the Company's Cotag International unit ("Cotag"), as discussed in Item 2. This transaction will be recorded in the Company's second quarter and is not reflected in the pro forma statements of operations.

(3) To reflect the elimination of the assets and liabilities from the sale of Cotag as discussed in Item 2.

(4) To eliminate the operating results of Cotag for the year ended December 31, 1997.

(5) To eliminate the operating results of Cotag for the three months ended March 31, 1998.

     (c)  EXHIBITS

      2.1 Sale and Purchase Agreement, dated July 6, 1998, by and among Amtech Europe Limited, Metric Security Limited, AMTC (trading name of Amtech Corporation) and Metric Gruppen AB.

     99.1 Press Release issued by the Company on July 7, 1998 relating to the Sale.

                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  July 21, 1998        AMTECH CORPORATION d/b/a AMTC Corporation



                                By: /s/Steve M. York
                                    --------------------------------------------
                                    Steve M. York
                                    Senior Vice President, Chief Financial
                                    Officer, and Treasurer
                                    (Principal Financial Officer and
                                    Duly Authorized Officer)

                               INDEX TO EXHIBITS
                               -----------------

 Exhibit
 Number                           Description
 ------                           -----------

   2.1 Sale and Purchase Agreement, dated July 6, 1998, by and among Amtech Europe Limited, Metric Security Limited, AMTC (trading name of Amtech Corporation) and Metric Gruppen AB

  99.1 Press Release issued by the Company on July 7, 1998 relating to the Sale.